Exhibit 10.1

20120626 – EXECUTION COPY     Agreement Reference Number L126670

PATENT ASSIGNMENT AGREEMENT (“Agreement”) with an Effective Time & Date as defined below, between INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“IBM”), and ULTRATECH (“BUYER”), a Delaware corporation.

WHEREAS, IBM has the right to assign its interest in the Assigned Patents as defined below; and

WHEREAS, subject to the reservation by IBM of certain rights, IBM desires to assign its ownership interest in the Assigned Patents and BUYER desires to acquire such ownership interest in the Assigned Patents;

Now therefore, in consideration of the premises and mutual covenants herein contained, IBM and BUYER agree as follows:

Section 1.     Assignment

1.1 Subject to all rights granted to others prior to the Effective Time & Date, to IBM’s reservation of rights set forth in Section 2, and to the terms in Section 3.1, IBM sells, transfers and assigns to BUYER on the Effective Time & Date all right, title and interest in and to the Assigned Patents and Exhibit J Patents that IBM has as of the Effective Time & Date, including the right to sue for injunctive relief and damages for infringement of any of the Assigned Patents, including, but not limited to, any damages for past infringement accruing prior to the Effective Time & Date.

1.2 Except as expressly set forth in this section, BUYER shall be solely responsible for all actions and all costs whatsoever, including but not limited to taxes, attorneys’ fees and patent office fees in any jurisdiction, associated with the perfection of the BUYER’s right, title, and interest in and to each Assigned Patent and recordation thereof.

With respect to the Assigned Patents that are pending or issued in the United States, on the Effective Time & Date, IBM shall deliver to BUYER via facsimile a copy of an executed document having the form and substance of Exhibit D and its referenced Exhibits A and C (attached hereto and also titled Exhibits A and C, respectively),. IBM’s execution of such documents and their timely delivery to BUYER shall fully satisfy IBM’s obligations under this Section 1.2 with respect to Assigned Patents that are pending or issued in the United States.

With respect to the Assigned Patents that are pending or issued outside the United States, upon BUYER’s written request and at BUYER’s expense based on IBM’s then-current rate schedule for the applicable personnel involved, IBM shall execute all documents and instruments prepared by BUYER, and shall do all lawful acts, in each case as may be reasonably necessary to perfect BUYER’s right, title, and interest in and to such Assigned Patents and recordation thereof, provided that, not later than ninety (90) days after the Effective Time & Date and not later than fifteen (15) days prior to BUYER’s expected date of recordation, BUYER shall provide IBM with any documents requiring IBM’s signature, suitable for recording, having terms and conditions acceptable to IBM and substantially similar to Exhibit D except for any additional or different terms and conditions that would be legally necessary in patent assignments of the local jurisdiction. BUYER shall provide IBM with an English translation of each such document concurrently therewith.

1.3 BUYER shall be solely responsible for all actions and all costs, including attorneys’ fees and patent office fees in any jurisdiction, having a Due Date on or after the Effective Time & Date and associated with: (i) maintaining the enforceability of any of the Assigned Patents and Exhibit J Patents (if any); or (ii) further prosecution of any of the Assigned Patents and Exhibit J Patents, IBM inventors of the Assigned Patents and Exhibit J Patents shall not be obligated to assist in prosecution or maintenance of the Assigned Patents or

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Exhibit J Paents or to execute or have executed additional oaths or declarations after the Effective Time & Date except as required to complete any Assigned Patent Applications or Exhibit J Patents, if any, filed with missing parts.

1.4 Except with respect to the Assigned Patents and Exhibit J Patents as expressly set forth in this Agreement, no license, immunity, ownership interest, or other right is granted under this Agreement, either directly or by implication, estoppel, or otherwise.

1.5 Section 1.3 notwithstanding, the parties hereto acknowledge that any prosecution of the Assigned Patent Applications and Exhibit J Patents after the Effective Date may require the provision of assistance from employees of IBM who are inventors for such applications (“IBM Inventors”). In the event BUYER wishes for such IBM Inventors to provide such prosecution assistance, BUYER shall so request and describe the requested assistance from IBM in writing. Provided any such IBM Inventor is in possession of relevant information that is not otherwise publicly available, and further provided any such IBM Inventor is still employed by IBM at the time of such request, IBM will grant permission for such IBM Inventors to cooperate with BUYER, on any Assigned Patent Application on which such IBM Inventor is an inventor, at BUYER’s expense in accordance with IBM’s then current rates for the engineering services of the IBM Inventors. The nature of the consultations shall be limited to elaborations on the details the inventor’s invention, the dates of invention, the extent of the involvement of joint inventors (if any), the review of the specification and the claims for accuracy and identification of prior art that may need to be disclosed to the governmental office in which a given patent application has been filed (based on relevant disclosure obligations). In no event shall such assistance extend to matters that would require the IBM Inventors to take a position adverse to IBM’s legal or business interests. IBM shall bear no responsibility for the accuracy of any statements or information provided by IBM Inventors.

Section 2.     Reserved Rights

2.1 IBM reserves and retains for the benefit of itself and its Subsidiaries and its and their successors and assigns, an irrevocable, nonexclusive, worldwide, fully paid-up, royalty free, right and license under the Assigned Patents and Exhibit J Patents, to make, have made, use, have used, import, have imported, license, offer to sell, sell, lease, and otherwise transfer any product or service, and to practice and have practiced any method. Such reserved right and license includes the right to grant, without notice or accounting, sublicenses and releases of the same or lesser scope to: (a) any entities that are on the Effective Time & Date, or thereafter become, a Subsidiary of IBM or a Subsidiary of one of IBM’s Subsidiaries, such sublicenses including the right of sublicensed Subsidiaries to sublicense their Subsidiaries and surviving in the event any such Subsidiary is Spun Out and ceases to be a Subsidiary of IBM; (b) any third parties with respect to which IBM or any of its Subsidiaries has or incurs a duty or obligation to grant or otherwise provide a license, immunity, covenant not to sue, or similar right under any Assigned Patents and Exhibit J Patents, where such duty or obligation is based upon any agreement existing prior to the Effective Time & Date or upon any promise, representation, conduct or action occurring prior to the Effective Time & Date, but only to the extent necessary to meet the pre-existing duty or obligation; and (c) any third parties to which, on or after the Effective Time & Date, IBM or any of its Subsidiaries transfers a Non-Designated Product or a Designated Product where the Designated Product has either:

a) been in existence at least 3 (three) years prior to any transfer of said product line, service line or Subsidiary to a third party; or

b) .IBM has indemnified the third party against suit and IBM would be liable for any cost, expenses, judgments, settlements or other remedy incurred by the third party if sued by Ultratech.

2.2 IBM reserves and retains, for the benefit of itself and its Subsidiaries and its and their successors and assigns, an irrevocable, nonexclusive, worldwide, fully paid-up, royalty free right to grant third parties an immunity from suit under each Assigned Patent and Exhibit J Patent, where: (a) the suit is based on products

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or services provided by IBM or its Subsidiaries, or designees of IBM or its Subsidiaries, (b) the suit is based on product or service designs created by IBM or its Subsidiaries prior to the Effective Time & Date, (c) the suit is based on product or service designs created by IBM or its Subsidiaries pursuant to an agreement existing prior to the Effective Time & Date or (d)where such suit, if brought by IBM, would breach a promise or covenant not to sue made by IBM prior to the Effective Time & Date. Notwithstanding the foregoing, nothing in this Section 2.2 shall limit in any way Section 2.1 of this agreement.

2.3 IBM reserves and retains, for the benefit of itself and its Subsidiaries and its and their successors and assigns, all rights to past, present, and future royalties and other consideration given or to be given in exchange for rights with respect to any Assigned Patent or Exhibit J Patent arising or accruing under agreements executed by IBM or IBM’s Subsidiaries prior to the Effective Time & Date. IBM further reserves and retains all such royalties and other consideration arising out of or accruing under any release, license, sublicense, immunity or other right granted by IBM or its Subsidiaries pursuant to Sections 2.1, 2.2 and 2.6.

2.4 BUYER shall not interfere with: i) any contract or contractual relationship between IBM and its Licensees in regard to the Assigned Patents and Exhibit J Patents (but only with respect to those contracts and contractual relationships which entitle the Licensee to the status of Licensee) or the receipt of any right, or the performance of any duty or obligation, by or between IBM and its Licensees in regard to the Assigned Patents and Exhibit J Patents (where such right, duty or obligation exists as of the Agreement Date, or arises from any rights retained by or granted to IBM hereunder) and (ii) any benefits that IBM or any Licensee of IBM gains through such contract or contractual relationship, the receipt of any right, or the performance of any duty and obligation thereunder, provided however, the assertion of a claim for infringement against a third party for activity which is not licensed or otherwise immune under a contract or contractual relationship pursuant to rights reserved by IBM hereunder shall be deemed for purposes of this Section 2.4 (i) and (ii) not to be interference with such contract or contractual relationship;

BUYER, for itself, its Subsidiaries, and its and their successors and assigns, agrees not to challenge the validity and enforceability of such contracts, duties or obligations on the grounds that they were not of record, or that BUYER, its Subsidiaries, or its or their successors in interest or assigns had no notice of or were otherwise unaware of such contracts, duties or obligations.

BUYER shall make all rights granted and all assignments made by BUYER with respect to the Assigned Patents and Exhibit J Patents subject to the licenses and other rights reserved by IBM under this Agreement and to the agreements, rights, duties, and obligations between IBM and its Licensees.

2.5 With respect to the licenses and other rights reserved by IBM, the obligations of BUYER under this Agreement (other than the payment obligation set forth in Section 3.1), and the agreements, rights, duties, and obligations between IBM and its Licensees, BUYER agrees to compel its successors in interest and assigns of each Assigned Patent and Exhibit J Patent to abide by terms that are the same as the terms of this Agreement and to ensure that IBM and its Licensees are designated as third party beneficiaries with respect to said terms in all subsequent transfer of rights and assignments regarding each Assigned Patent and Exhibit J Patents.

2.6 IBM reserves the right to license or re-license any Licensees that, by operation of law or for any other reason, lose rights under the Assigned Patents and Exhibit J Patents due to a transfer of rights or assignment of any Assigned Patent and Exhibit J Patents if the rights granted pursuant to such license or re-license are no broader than the original rights that were lost .

2.7 With respect to the Japanese Assigned Patents and Exhibit J Patents, BUYER agrees, at its expense and immediately after the registration of the assignment of such patents in Japan, to execute and register with the Japanese Patent Office a non-exclusive license document in substantially the form attached as Exhibit E, as may be modified by IBM as necessary to comply with Japanese law.

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2.8 BUYER shall execute all documents and instruments, and shall do all lawful acts, in each case as may be reasonably necessary, at IBM’s request, to record or perfect the reserved rights of IBM and its Licensees under this agreement. Any acts undertaken by BUYER solely under this section 2.8 shall be at IBM’s expense.

2.9 In the event Buyer, or any successor in interest or assignee of any Assigned Patent or Exhibit J Patent, files any patent application that claims, or is entitled to claim, priority from any Assigned Patent or Exhibit J Patent, then such patent application and any patent issuing thereon shall be deemed to be an “Assigned Patent” but only for purposes of interpreting the obligations of BUYER (including its successors and assignees) under this Agreement and the rights and licenses reserved by, granted to, or otherwise provided for IBM under this Agreement (including those rights and licenses reserved hereunder on behalf of its Subsidiaries, successors, and assigns). In no event shall this Section 2.9 be interpreted to expand the rights assigned to BUYER under this Agreement.

2.10 The term of rights and licenses reserved hereunder shall be from the Effective Time & Date until the date that the last Assigned Patent expires.

Section 3.     Payment and Communication

3.1 As consideration for the assignment to BUYER under this Agreement, BUYER shall pay to IBM eight million dollars US (8,000,000.00) on signing this Agreement, no portion of which shall be refundable.

If IBM does not receive the total payment set forth in this Section 3.1 before 3:00 pm EDT on June 29, 2012 IBM shall have the right to void this Agreement ab initio upon written notice to BUYER.

Payments shall be made by wire transfer to:

Director of Licensing

International Business Machines Corporation

PNC BANK

500 First Avenue

Pittsburgh, PA 15219

Bank Account Number:        1017306369

ABA Routing Number:         043000096

3.2 Each party shall pay all taxes imposed by the government, including any political subdivision thereof, of any country in which said party is doing business, as the result of said party’s furnishing consideration hereunder. In the event such a tax becomes payable as a result of a party’s furnishing consideration in respect of a sublicense granted to any of its Subsidiaries, said party shall be responsible for determining the amount of and paying, or causing said sublicensed Subsidiary to pay, said tax.

3.3 Notices and other communications relevant to this Agreement or to any of the Assigned Patents or Exhibit J Patents shall be sent by facsimile, by registered or certified mail or by reputable courier to the following address. Notices and other communications sent by facsimile shall be effective upon sending if followed within twenty-four (24) hours by a mailed confirmation. Notices and other communications sent by mail or courier shall be effective upon deposit with the postal service or with the courier.

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For IBM:	For BUYER:
Director of Licensing	Chief Financial Officer
IBM Corporation	Ultratech, Inc.
North Castle Drive, MD-NC119	3050 Zanker Road
Armonk, NY 10504-1785	San Jose, CA 95134
United States of America	United States of America
Facsimile: 01-914-765-4380	Facsimile: 01-408-577-3379

3.4 An Agreement Reference Number will be assigned to this Agreement upon execution. This number should be included in all communications and wire transfer payments.

Section 4.     Miscellaneous

4.1 Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, trade dress or other designation of either party hereto or of any of its Subsidiaries. Each party hereto agrees not to use or refer to this Agreement or any provision hereof in any promotional activity without the express written approval of the other party. Notwithstanding the foregoing, the parties have mutually agreed that a press release having the form and substance of Exhibit G may be released by BUYER . IBM authorizes the publishing of the press release in Exhibit G on Thursday June 28, 2012 once the payment in Section 3.1 has been made by BUYER to IBM. If BUYER for any reason does not publish the press release on Thursday June 28, 2012, then BUYER shall give IBM at least two (2) business days notice prior to publishing the press release.

4.2 As between IBM and BUYER, and subject to restrictions appearing above, BUYER, as the acquirer of IBM’s right, title, and interest in each Assigned Patent and Exhibit J Patent, has sole discretion whether or not to institute any action or suit against third parties for infringement of any Assigned Patent or Exhibit J Patent or to defend any action or suit which challenges or concerns the validity of any Assigned Patent or Exhibit J Patent.

4.3 BUYER shall indemnify and hold IBM harmless against all losses, costs and expenses (including employee time and attorneys’ fees) arising from BUYER’s activities relating to defense, enforcement or licensing of any Assigned Patent or Exhibit J Patents. If BUYER brings or maintains a claim under any Assigned Patent or Exhibit J Patent against any third party, knowing that such third party is a Licensee, BUYER shall indemnify such third party from all losses, costs and expenses arising therefrom.

In the event a third party against which Buyer files a claim for infringement of an Assigned Patent or Exhibit J Patent alleges it has been licensed or otherwise immunized from suit by IBM under such Assigned Patent or Exhibit J Patent for the activity upon which the claim for infringement is based, IBM agrees that, upon written request from Buyer which includes a detailed description of such activity and all documentation relied upon by such third party to support its allegations, it will, unless prohibited by law or contract form doing so, review such description and documentation and based only on the information provided by Buyer, provide Buyer with a confidential written statement of IBM’s position as to whether it agrees with such third party. Buyer agrees to reimburse IBM for all outside out of pocket expenses (including attorney fees) it incurs in connection with such review, and also agrees to pay IBM for time spent by IBM employees in connection with such review, at IBM’s then current rates for consulting services. IBM shall have the right to request additional information if it reasonably believes the information provided by Buyer is insufficient to enable IBM to determine its position with respect to the third party’s allegation. If Buyer does not or cannot provide such additional information, IBM shall have no obligation to provide Buyer wit ha statement of IBM’s position. IBM shall have no obligation to accept confidential information.

4.4 IBM represents and warrants that:

(a) it has the full right and power to assign its rights in each Assigned Patent as set forth in Section 1.1;

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(b) To the knowledge of Michele Baumgartner-Bonanno, Director of Patent Licensing and IP Programs, (but without any personal liability attributed to such individual) based solely on a good faith search of an IBM corporate patent maintenance database (Dossier) that each of the inventors assigned all of their rights in the Assigned Patents to IBM upon filing and all maintenance fees for the Assigned Patents which would be overdue as of the Effective Time & Date have been fully paid. No change in assignment has been documented in Dossier or the USPTO for any of the Assigned Patents since the filing of the patent applications that have become the Assigned Patents.

(c) To the knowledge of Michele Baumgartner-Bonanno, Director of Patent Licensing and IP Programs, (but without any personal liability attributed to such individual) based only on a good faith search of an IBM corporate patent portfolio database Dossier there is no adjudicated order outstanding, to which IBM is a party, adversely affecting the ownership, validity, or enforceability of the Assigned Patents,

(d) To the knowledge of Michele Baumgartner-Bonanno, Director of Patent Licensing and IP Programs, (but without any personal liability attributed to such individual) based only on a good faith search of a corporate patent tracking database (WPTS) and Dossier, as of the Effective Time & Date, neither IBM nor its Subsidiaries own or control any patents or patent applications, other than an Assigned Patent, filed with the United States Patent and Trademark Office that have claimed priority from an Assigned Patent;

(e) To the knowledge of Michele Baumgartner-Bonanno, Director of Patent Licensing and IP Programs, (but without any personal liability attributed to such individual) based only on a good faith search of an IBM corporate patent portfolio database Dossier, neither IBM nor its Subsidiaries has granted any exclusive right or license in or to the Assigned Patents to any person or entity; and

f) To the knowledge of Michele Baumgartner-Bonanno, Director of Patent Licensing and IP Programs, (but without any personal liability attributed to such individual) based only on a good faith search of an IBM corporate patent licensing database (LFMS) on June 20, 2012 using a list of company names provided by BUYER to IBM, neither IBM nor its Subsidiaries has:

1)	executed a patent license agreement with the third parties identified in Exhibit F1 under which IBM expressly granted a license under the Assigned Patents listed in Exhibits A, B and C;

2)	executed a patent license agreement with the third parties identified in Exhibit F2 under which IBM expressly granted a patent license under those Assigned Patents listed in Exhibits A, B and C having a priority date after the date listed in Exhibit F2; or

3)	executed a patent license agreement with the third parties identified in Exhibit F3 under which IBM expressly granted a patent license under those Assigned Patents listed in Exhibits A, B and C having a priority date before the date listed in Exhibit F3.

The above representations do not apply to any license or right under the Assigned Patents granted: (i) by operation of law or equity, (ii) implicitly, (iii) through the sale or other transfer of products or services, (iv) by or through a third party, including but not limited to grants from a standards organization or a licensee of IBM, (v) appurtenant to development, services or technology license agreements, or (vi) to any company not identified in Exhibit F1, F2 and/or F3. Notwithstanding the foregoing, IBM makes no representation of any kind (including any of the representations in this section 4) to any of the specific lapsed and/or abandoned IBM dockets, USPTO and/or foreign patent applications or US and/or foreign patents listed in Exhibit J.

IBM MAKES NO OTHER REPRESENTATIONS, WARRANTIES, OR COVENANTS, EXPRESS OR IMPLIED, NOR SHALL IBM HAVE ANY LIABILITY WITH RESPECT TO INFRINGEMENT BY BUYER OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES.

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4.5 This Agreement shall not be binding upon the parties until it has been signed by or on behalf of each party. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as aforesaid.

4.6 If any section of this Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such section in every other respect and the remainder of this Agreement shall continue in effect so long as the Agreement still expresses the intent of the parties. If any of the reserved rights of IBM are found to be invalid, illegal or unenforceable in any respect for any reason, at IBM’s option this Agreement shall be renegotiated.

4.7 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the law of the State of New York, USA, as such law applies to contracts signed and fully performed in such State, without regard to the principles of conflicts of law thereof. As part of the consideration received hereunder, each of the parties consents to the jurisdiction of any New York State court located in the County of New York and any federal court of the United States of America located in the Southern District of New York. Each of the parties: (i) waives all rights to trial by jury; (ii) waives all objections to New York venue for any action instituted hereunder; and (iii) consents to the granting of such legal and equitable relief as is deemed appropriate by any aforementioned court.

4.8 The headings of sections are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

4.9 Each party may disclose the existence of this Agreement and the fact that the Assigned Patents and Exhibit J Patents were assigned hereunder by IBM to BUYER. Each party may use similar terms and conditions in other agreements. However, subject to the exceptions provided herein, until the date that the last Assigned Patent and Exhibit J Patent expires, each party agrees not to disclose the terms of this Agreement to any third party (other than its Subsidiaries) without the prior written consent of the other party. This obligation is subject to the following exceptions: disclosure is permissible: (a) if required by government or court order or otherwise required by law or any applicable securities exchange rules or regulations; (b) if required to enforce rights under this Agreement; (c) by either party on a confidential basis, to anyone the discloser reasonably determines has a legitimate need to know; (d) to the extent required to record the assignment of the Assigned , Exhibit J Patents and the reserved rights and licenses contained herein; (e) by IBM to any third party to which IBM has a duty or obligation to grant a license, covenant not to sue, immunity or other right under any Assigned Patent or Exhibit J Patent.

4.10 This Agreement and its Exhibits and their attachments, embody the entire understanding of the parties with respect to the Assigned Patents or Exhibit J Patents and merges all prior discussions between the parties. Neither party shall be bound by any condition, definition, warranty, understanding or representation with respect to the subject matter hereof other than as expressly provided herein.

4.11 This Agreement may be executed by the parties in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument.

4.12 IN NO EVENT SHALL IBM’s CUMULATIVE LIABILITY TO BUYER FOR i) ALL BREACHES OF THIS AGREEMENT OTHER THAN A BREACH OF SECTION 4.4(a), INCLUDING BUT NOT LIMITED TO BREACHES OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 4.4 b-g, EXCEED 50% OF THE TOTAL CONSIDERATION PAID BY BUYER TO IBM AT THE TIME OF THE BREACH AS SET FORTH IN SECTION 3.1. ii) FOR ALL BREACHES OF THIS AGREEMENT OF SECTION 4.4 (a) EXCEED 50% OF THE TOTAL CONSIDERATION PAID BY BUYER TO IBM AS SET FORTH IN SECTION 3.1. THE CUMULATIVE LIABILITY OF IBM FOR ALL CAUSES OF ACTIONS UNDER 4.12 (i) AND (ii)

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SHALL NOT EXCEED 50% OF THE TOTAL CONSIDERATION PAID BY BUYER TO IBM AT THE TIME OF THE BREACH AS SET FORTH IN SECTION 3.1. EXCEPT AS SET FORTH IN SECTION 4.3, NEITHER BUYER NOR IBM SHALL BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING HEREUNDER, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR GOODWILL, BUSINESS INTERRUPTIONS AND CLAIMS OF CUSTOMERS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4.13 Nothing contained herein, or done pursuant to this Agreement, will constitute the parties hereto entering into a joint venture or partnership or will constitute either party hereto being the agent of the other party for any purpose or in any sense whatsoever.

4.14 The last signature of this Agreement will be made by IBM in the United States and the parties agree that the Agreement has been executed in the United States.

4.15 Neither party shall be considered the author of this Agreement for the purpose of interpreting any provision herein.

4.16 Absent a suit or threatened suit of patent infringement based on the Assigned Patents against IBM, its Subsidiaries or any third party, IBM shall not initiate an action in any patent office, court or other applicable tribunal, in any country against Ultratech asserting that the Assigned Patents are invalid or unenforceable. For avoidance of doubt, IBM is not prohibited from testifying to facts pertaining to validity or enforcement in any proceeding, nor shall this obligation preclude IBM from complying with the laws of any country.

4.17 IBM’s liability for breach of Section 4.4 with respect to a given Assigned Patent shall be limited to a equally prorated portion of the amount set forth in Section 3.1 attributable to such Assigned Patent. Notwithstanding the foregoing, for each of the Named Patents, IBM’s liability for breach of Section 4.4 shall be fifteen (15) times the prorated portion of the amount set forth in Section 3.1 attributable to a given Assigned Patent. IBM shall have no liability under the representation and warranty set forth in Section 4.4 with respect to a particular target product or service unless BUYER would have, but for such breach, succeeded in obtaining damages or an injunction in an action for patent infringement against such product or service.

4.18 IBM shall be liable under Section 4.4 for only so long as the benefit received by BUYER for the Assigned Patents and Exhibit J Patents does not exceed the consideration paid in section 3.1.

4.19 IBM, on behalf of itself and its Subsidiaries grants to Ultratech and its Subsidiaries, a nonexclusive, fully paid up and worldwide license under U.S. patent number 7332424 to make, have made, use, import, have imported, offer for sale, lease, license, sell and/or otherwise transfer products and provide services. The above license shall include the right for Ultratech to grant sublicenses of the same scope to third parties.

Each party acknowledges that its legal counsel has reviewed and approved this Agreement including its Exhibits and attachments.

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Section 5.     Definitions

“Assigned Patents” shall mean (subject to Section 2.9) the Listed Patents, the Assigned Patent Applications, patents issuing from the Assigned Patent Applications, and patents that may reissue from any of the foregoing on or after the Effective Time & Date.

“Assigned Patent Applications” shall mean the patent applications listed in Exhibit C still pending as of the Effective Time & Date.

“Due Date” shall mean the latest date on which a payment can be made or an action taken without incurring a penalty, surcharge or other additional payment.

“Effective Time & Date” shall mean 11:59PM United States Eastern Time on the day IBM receives the total payment specified in Section 3.1.

“Designated Product(s)” shall mean a product line, service line or Subsidiary that competes (such determination based on facts existing at the time of transfer and made by Ultratech) with an existing Ultratech product or service, or a product or service that Ultratech can demonstrate is planned for release within an 18 month period of the Spin Out.

“Exhibit J Patents” shall mean any patents listed, issuing or reissuing from any of the patents or applications listed in Exhibit J including any continuations, extensions, or continuations in part therefrom. An Exhibit J Patents shall remain an Exhibit J patent only for so long as it and the claims therein are subject to all of the IBM rights granted to and/or reserved by IBM under this Agreement for Assigned Patents.

“Licensee” shall mean any third party (including Subsidiaries of IBM) to which IBM: (i) has granted or is obligated to grant licenses, immunities, covenants not to sue or any other rights under an Assigned Patent as of the Effective Time & Date; or (ii) reserves the right under this Agreement to grant licenses, immunities, covenants not to sue or any other rights under an Assigned Patent.

“Japanese Assigned Patent” shall mean any Assigned Patent issued, issuing or pending in Japan.

“Listed Patents” shall mean the patents listed in Exhibit A or Exhibit B, hereto. A Listed Patent of one country may or may not have a counterpart in another country that is a Listed Patent.

“Named Patent” shall mean either of U.S. Patent numbers 6268660 or 6593644.

“Non-Designated Product” shall mean any product line, service line or Subsidiary which is not a Designated Product.

“Spin Out” or “Spun Out” shall mean when subsequent to the Effective Time & Date, IBM or its Subsidiaries (the “Transferring Party”) either: (i) transfers a product or service line to a third party without transferring a Subsidiary to said third party; or (ii) spins off a Subsidiary (either by disposing of it to a third party or in some other manner reducing ownership or control so that the spun-off entity is no longer a Subsidiary of the Transferring Party); and if such transfer or spin off includes at least one marketable product or service in a product or service line and tangible assets having a net value of at least ten million US dollars ($10,000,000.00), then after written notice to BUYER jointly by the Transferring Party and either: (i) such third party in the case of a transfer; or (ii) such ex-Subsidiary in the case of a spin off; and where, in either case, such notice is within sixty (60) days following the transfer or spin off, the Transferring Party may grant a royalty-free, non-exclusive license (of the same or lesser scope as the license reserved by the Transferring Party herein) under the Assigned

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Patents for the field of such product or service line to such third party or the products and services of such ex-Subsidiary as of the transfer or spinoff, as applicable, (such third party or ex-Subsidiary, the “Recipient”) provided that:

(a)	such field shall not be defined more broadly than the scope of the license granted herein to the Transferring Party, nor more broadly than necessary to cover the particular product or service line being transferred or products and services of the Subsidiary spun off, as of the transfer or spinoff, as applicable, including extensions thereto based on the same technology (the “Licensed Products”); and

(b)	the license granted shall be limited in the twelve (12) months immediately following such transfer or spin off to a volume of Licensed Products having an aggregate selling price equal to no more than the aggregate selling prices of such Licensed Products by said Transferring Party in the twelve (12) months preceding such transfer or spin off plus ten percent (10%); and shall be limited, in each of the successive twelve-month periods following such transfer or spin off, to a volume of Licensed Products having an aggregate selling price equal to no more than the limit for the immediately preceding twelve-month period plus ten percent (10%).

“Subsidiary” shall mean a corporation, company or other entity: (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter owned or controlled, directly or indirectly, by a party hereto; or (b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such entity is now or hereafter owned or controlled, directly or indirectly by a party hereto. For avoidance of doubt, a corporation, company or other entity shall be deemed a “Subsidiary” hereunder only during the time the conditions set forth in (a) or (b) above exist.

Agreed to:		Agreed to:

ULTRATECH		INTERNATIONAL BUSINESS
MACHINES CORPORATION

By	/s/ Bruce R. Wright	By	/s/ Mark S. Petersen
Name Bruce Wright		Name Mark S. Petersen
Title Chief Financial Officer		Title Director of Finance, IP

Date	June 26, 2012	Date	26 June 2012

10 of 23

EXHIBIT A

ASSIGNED PATENTS (United States)

Country	IBM Docket Number	Patent Number		Patent Issue Date
US	AUS919980751US1	6268660		07/31/01
US	AUS920020580US1	7253510		08/07/07
US	AUS920020580US2	7816754		10/19/10
US	AUS920020580US3	8153516		04/10/12
US	BUR919990187US1	6495917		12/17/02
US	BUR920050306US1	7635643		12/22/09
US	BUR920070098US1	7898063		03/01/11
US	BUR920070130US1	7863180		01/04/11
US	BUR920070214US1	7868453		01/11/11
US	BUR920070214US2	8138602		03/20/12
US	BUR920070277US1	7741226		06/22/10
US	BUR920080142US1	8138036		03/20/12
US	BUR920080451US1	8039356		10/18/11
US	CA919940020US1	5658827		08/19/97
US	CA920070022US1	7498198		03/03/09
US	END919940020US1	5391514		02/21/95
US	END919950013US1	5872051		02/16/99
US	END919950013US2	6759738		07/06/04
US	END919950037US1	5874043		02/23/99
US	END919950037US2	6010060		01/04/00
US	END919950064US3	6129955		10/10/00
US	END919950064US5	6790473		09/14/04
US	END919960117US1	6534724		03/18/03
US	END919960117US2	7063756		06/20/06
US	END919960134US1	5818697		10/06/98
US	END919970112US1	6429530		08/06/02
US	END919970131US1	6059173		05/09/00
US	END919970131US2	6340111		01/22/02
US	END919970131US3	6380494		04/30/02
US	END919980014US1	6138893		10/31/00
US	END919980110US1	6225206		05/01/01
US	END919980110US2	6664637		12/16/03
US	END919980110US3	6756680		06/29/04
US	END919980110US4	6955982		10/18/05
US	END919990034US2	6541857		04/01/03
US	END919990084US1	6433425		08/13/02
US	END919990084US2	6581821		06/24/03
US	END920000008US2	7615477		11/10/09
US	END920010002US1	6784086		08/31/04
US	END920010108US1	6649833		11/18/03
US	FIS919950044US1	6344234		02/05/02
US	FIS919970052US1	6050481		04/18/00
US	FIS919970103US2	6548909		04/15/03
US	FIS919970125US1	5872400		02/16/99
US	FIS919970180US1	6235996		05/22/01
US	FIS919970180US2	6574859		06/10/03
US	FIS919970207US1	6251528		06/26/01
US	FIS919970207US2	6297140	*	10/02/01
US	FIS919970207US4	RE40983		11/17/09

11 of 23

US	FIS919970269US1	6158644	12/12/00
US	FIS919970269US2	6283359	09/04/01
US	FIS919980129US1	6657313	12/02/03
US	FIS920000060US1	6429388	08/06/02
US	FIS920000081US1	6333563	12/25/01
US	FIS920000247US1	6468413	10/22/02
US	FIS920010111US1	6719188	04/13/04
US	FIS920010399US1	6596621	07/22/03
US	FIS920020107US1	6893799	05/17/05
US	FIS920030039US1	6917113	07/12/05
US	FIS920030231US1	7299530	11/27/07
US	FIS920030231US2	7452215	11/18/08
US	FIS920030231US3	7882623	02/08/11
US	FIS920030419US2	7302757	12/04/07
US	FIS920040001US2	7731077	06/08/10
US	FIS920040001US3	7875806	01/25/11
US	FIS920040056US1	7170187	01/30/07
US	FIS920040056US2	7442878	10/28/08
US	FIS920040098US1	7332821	02/19/08
US	FIS920040098US2	7566649	07/28/09
US	FIS920050206US1	7923836	04/12/11
US	FIS920070018US1	7833897	11/16/10
US	FIS920070251US1	8003512	08/23/11
US	FIS920080007US1	8132775	03/13/12
US	FIS920080147US2	8128868	03/06/12
US	FIS920080331US1	7839163	11/03/10
US	FIS920080331US2	7930664	04/19/11
US	JP919900523US1	5355580	10/18/94
US	JP919900523US2	5488200	01/30/96
US	JP919980117US2	7021521	04/04/06
US	JP919980233US1	6569262	05/27/03
US	JP919980233US2	7172643	02/06/07
US	JP919990032US1	6273328	08/14/01
US	JP919990032US2	6427898	08/06/02
US	JP920010068US1	6667559	12/23/03
US	YOR919930131US2	5866044	02/02/99
US	YOR919930131US3	6197222	03/06/01
US	YOR919950085US1	6224690	05/01/01
US	YOR919960073US1	6127735	10/03/00
US	YOR919960073US3	6340630	01/22/02
US	YOR919960076US3	6005292	12/21/99
US	YOR919970213US1	6297559	10/02/01
US	YOR919970216US2	6394334	05/28/02
US	YOR919970216US3	6527158	03/04/03
US	YOR919990194US1	6258703	07/10/01
US	YOR920000417US1	6593644	07/15/03
US	YOR920010216US1	6661098	12/09/03
US	YOR920010216US2	6819000	11/16/04
US	YOR920010217US1	6732908	05/11/04
US	YOR920030190US1	7410833	08/12/08
US	YOR920030190US2	8026613	09/27/11
US	YOR920030190US3	7923849	04/12/11
US	YOR920030286US1	7273803	09/25/07
US	YOR920060427US1	7348270	03/25/08
US	YOR920060427US2	7819376	10/26/10

12 of 23

US	YOR920060807US2	7932169	04/26/11
US	YOR920080102US1	7780063	08/24/10
US	YOR920080102US2	8087566	01/03/12
US	YOR920080102US3	7891538	02/22/11
US	YOR920080412US1	8097525	01/17/12
US	YOR920080472US1	8138020	03/20/12

•	This patent was reissued as RE40983

END OF EXHIBIT A

13 of 23

EXHIBIT B

ASSIGNED PATENTS (Other than United States)

Country	IBM Docket Number	Patent Number	Patent Issue Date
CN	BUR919990187CN1	ZL01111778.8	02/09/05
CN	END919940020CN1	ZL95103588.6	03/29/01
CN	END919950013CN1	ZL96109910.0	12/29/04
CN	END919950064CN1	ZL96122417.7	04/23/03
CN	END919970112CN1	ZL99126081.3	10/12/05
CN	END920010002CN1	ZL02804696.X	08/08/07
CN	FIS920000060CN1	ZL01117936.8	01/18/06
CN	FIS920000247CN1	ZL01137197.8	01/12/05
CN	FIS920030039CN1	ZL200380110302.4	11/12/08
CN	FIS920040098CN1	ZL200510068432.7	07/02/08
CN	JP919980233CN1	ZL00101653.9	08/11/04
CN	YOR919930131CN1	ZL96121722.7	03/20/02
CN	YOR920000417CN1	ZL 02809044.6	05/02/07
CN	YOR920010216CN1	ZL 02826087.2	04/04/07
CN	YOR920030190CN1	ZL200510060057.1	04/28/10
CN	YOR920060807CN1	ZL200710186941.9	07/20/11
DE	BUR919990187DE1	10110566.5	03/01/07
GB	END919940020GB1	678908	08/05/98
IE	YOR919950085IE1	79088	04/08/98
IN	END919950013IN1	207251	06/01/07
IN	FIS920030039IN1	234192	05/08/09
IN	YOR920000417IN1	227048	12/31/08
JP	END920010002JP1	3689407	06/17/05
JP	FIS920000060JP1	3600549	09/24/04
JP	FIS920000247JP1	3368271	11/08/02
JP	FIS920010399JP1	3899050	01/05/07
JP	FIS920030419JP1	4583213	09/10/10
JP	FIS920040098JP1	4686300	02/18/11
JP	YOR919950085JP1	3163017	02/23/01
JP	YOR920010216JP1	4012513	09/14/07
JP	YOR920010217JP1	3782997	03/17/06
JP	YOR920030190JP1	4195886	10/03/08
KR	END920010002KR1	602328	07/10/06
KR	FIS920000060KR1	482940	04/04/05
KR	YOR919930131KR1	201045	03/11/99
KR	YOR919950085KR1	207888	04/14/99
KR	YOR920000417KR1	656218	12/05/06
SG	END919970112SG1	88762	09/16/02
TW	BUR919990187TW1	NI-154678	08/19/02
TW	END919940020TW1	NI-075517	04/16/96
TW	FIS920000060TW1	I221023	09/11/04
TW	FIS920000247TW1	NI-188696	02/12/04
TW	FIS920030039TW1	I269416	12/21/06
TW	FIS920040098TW1	I346518	08/01/11
TW	JP919980233TW1	NI-142548	02/06/02
TW	YOR919930131TW1	NI-085116	07/15/97
TW	YOR920000417TW1	NI-200648	08/16/04
TW	YOR920010216TW1	I222712	10/21/04
TW	YOR920010217TW1	I222168	10/11/04

END OF EXHIBIT B

14 of 23

EXHIBIT C

ASSIGNED PATENT APPLICATIONS

US Assigned Patent Applications

Country	IBM Docket Number	Application Serial Number	Filing Date	Priority Date
US	BUR920070098US2	13/025678	02/11/11	02/16/08
US	BUR920070130US2	12/955429	11/29/10	05/06/08
US	BUR920070214US3	13/361232	01/30/12	02/15/08
US	BUR920080142US2	13/364804	02/02/12	08/08/08
US	FIS920080007US2	13/365519	02/03/12	04/29/08
US	FIS920080147US3	13/357146	01/24/12	02/12/09
US	YOR920030190US5	13/244576	09/25/11	03/31/04
US	YOR920060807US1	11/616919	12/28/06	12/28/06

Non - US Assigned Patent Applications

Country	IBM Docket Number	Application Serial Number	Filing Date
EP	BUR920050306EP1	7761307.3	04/26/07
EP	BUR920070098EP1	9710899.7	02/11/09
EP	BUR920080142EP1	9805415.8	08/04/09
IN	BUR920070098IN1	03923/CHENP/2010	02/11/09
JP	BUR920070214JP1	2010-546869	02/11/09
JP	BUR920080142JP1	2011-522155	08/04/09
KR	BUR920070214KR1	2010-7018705	02/11/09
KR	BUR920080142KR1	2011-7004709	08/04/09
SG	BUR920070098SG1	201005164-7	02/11/09
TW	BUR920050306TW1	96113388	04/16/07
TW	BUR920070098TW1	98103585	02/04/09
TW	BUR920070130TW1	98114680	05/04/09
TW	BUR920070214TW1	98104301	02/11/09
TW	BUR920080142TW1	98125343	07/28/09
TW	BUR920080451TW1	100100278	01/05/11

END OF EXHIBIT C

15 of 23

EXHIBIT D

Form of Recordable Patent Assignment and Reservation

For good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the reservations stated in the Patent Assignment Agreement Reference No. L            between the parties with an effective time and date of 11:59pm United States Eastern Time on             , 200     (“Effective Time and Date”) (“Patent Assignment Agreement”), International Business Machines Corporation, a New York corporation having a place of business at Armonk, New York, (hereinafter “ASSIGNOR”), hereby grants and assigns to BUYER, a ABC corporation having a place of business at             , (hereinafter “ASSIGNEE”), all of IBM’s right, title and interest in and to the United States Letters Patents identified in Exhibit A and the United States patent applications identified in Exhibit C, attached hereto, (hereinafter, collectively, “ASSIGNED PATENTS”), to have and to hold the same, unto ASSIGNEE for its own use and enjoyment and for the use and enjoyment of its successors and assigns, including all damages for infringement of any of the Assigned Patents , including, but not limited to, any damages for past infringement accruing prior to the Effective Time & Date, and the sole right to sue therefore under such Assigned Patents, for the full term or terms of all such ASSIGNED PATENTS, subject to all rights granted under the ASSIGNED PATENTS to third parties prior to said Effective Time & Date.

ASSIGNOR hereby reserves and retains, for the benefit of itself and its subsidiaries and its and their successors and assigns, the rights and licenses set forth in the Patent Assignment Agreement.

IN WITNESS WHEREOF, ASSIGNOR has caused this Patent Assignment and Reservation to be duly signed on its behalf.

Signature:	Date:

Mark Petersen, Director of Finance

Technology & Intellectual Property

State of         )

) S.S.

County of         )

Before me this             day of             , 20    , personally appeared                     , to me known to be the person who is described in and who signed the foregoing Assignment and acknowledged to me that he/she signed the same of his/her own free will for the purpose therein expressed.

                     Notary Public

END OF EXHIBIT D

16 of 23

EXHIBIT E

NON-EXCLUSIVE LICENSE MEMORANDUM

For good and valuable consideration, the receipt of which is hereby acknowledged, [BUYER], a [JURISDICTION] corporation having a place of business at [BUYER’S ADDRESS] (hereinafter “LICENSOR”), hereby acknowledges and agrees that: (1) International Business Machines Corporation, a New York corporation having a place of business at Armonk, New York, United States of America, (hereinafter “LICENSEE”), reserves and retains, for the benefit of itself and its subsidiaries and its and their successors and assigns, the rights and licenses reserved and retained in the separate written agreement between the parties with an effective time and date of 11:59pm United States Eastern Time on                 , 200     (“Effective Time and Date”) with respect to the Japanese Patents identified in Attachment A hereto, (hereinafter “LICENSED PATENTS”), and (2) the LICENSED PATENTS are subject to all rights granted under the LICENSED PATENTS to third parties by LICENSEE or others prior to the Effective Time and Date.

IN WITNESS WHEREOF, LICENSOR has caused this Non-exclusive License Memorandum to be duly signed on its behalf.

Signature:

Name:

Title:

Date:

17 of 23

ATTACHMENT A TO EXHIBIT E

EXHIBIT E

LICENSED PATENTS (Japan)

Country	IBM Docket Number	Patent Number	Issue Date
JP	END920010002JP1	3689407	06/17/05
JP	FIS920000060JP1	3600549	09/24/04
JP	FIS920000247JP1	3368271	11/08/02
JP	FIS920010399JP1	3899050	01/05/07
JP	FIS920030419JP1	4583213	09/10/10
JP	FIS920040098JP1	4686300	02/18/11
JP	YOR919950085JP1	3163017	02/23/01
JP	YOR920010216JP1	4012513	09/14/07
JP	YOR920010217JP1	3782997	03/17/06
JP	YOR920030190JP1	4195886	10/03/08

Country	IBM Docket No.	Application Serial Number	Filing Date
JP	BUR920070214JP1	2010-546869	02/11/09
JP	BUR920080142JP1	2011-522155	08/04/09

End of Exhibit E

18 of 23

EXHIBIT F

EXHIBIT F1:

Applied Materials

TSMC

SPIL

UTAC

Mattson

Jiangsu Changjiang Electronics Technology

STS Semiconductor

J-Devices

Bosch

Advanced Semiconductor Engineering Inc.l

Altera

EXHIBIT F2:

Company	Representation with respect to patents with a priority date after
Intel	12/31/2001
Micron	9/1/2001
Analog Device	7/1/1991
AT&T	1/1/2000

Exhibit F3

Company	Representation with respect to patents with a priority date before
KLA-Tencor	4/8/2008

End of Exhibit

19 of 23

ULTRATECH ACQUIRES PATENTS FROM IBM

FOR SEMICONDUCTOR BUMPING AND PACKAGING

SAN JOSE, CA—July XX 2012—Ultratech, Inc. (NasdaqGM: UTEK), a leading supplier of lithography and laser-processing systems used to manufacture semiconductor devices, today announced that it has acquired the rights to a collection of patents from IBM—these include fundamental patents in packaging such as C4 bumping, Ball Grid Arrays, lead-free solders and 3D packaging. Representing both U.S. and foreign patents, the portfolio includes claims directed at methods of making, at compositions and at structures of semiconductor devices. This acquisition strengthens and broadens Ultratech’s offerings to facilitate advanced packaging at the lower device nodes.

“Ultratech has periodically purchased patents that it views are key to our business,” noted Ultratech Chairman and CEO Arthur W. Zafiropoulo. “The acquisition of these patents from IBM is the continuation of that strategy to ensure that our customers receive the highest technology content in their products. This acquisition reinforces our commitment to remain at the forefront of providing equipment with leading-edge technology and low cost-of-ownership advantages for our global customer base.”

20 of 23

EXHIBIT J

Assigned Patents

Country	IBM Docket Number	Patent Number	Patent Issue Date
US	CA919940020US2 (LAPSED)	6030889	02/29/00
US	END919960134US2 (LAPSED)	6187610	02/13/01
US	END919970067US1 (LAPSED)	6165885	12/26/00
US	END919980014US2 (LAPSED)	6293455	09/25/01
US	END919980014US3 (LAPSED)	6672500	01/06/04
US	END919990034US1 (LAPSED)	6274474	08/14/01
US	END920000008US1 (LAPSED)	7148566	12/12/06
US	FIS919970103US1 (LAPSED)	6258625	07/10/01
US	FIS919980129US2 (LAPSED)	6984792	01/10/06
US	FIS920040001US1 (LAPSED)	7287685	10/30/07
US	JP919980117US1 (LAPSED)	6455785	09/24/02
US	YOR919960076US1 (LAPSED)	5854514	12/29/98
US	YOR919960076US2 (LAPSED)	6127253	10/03/00
US	YOR919970216US1 (LAPSED)	6056191	05/02/00
CA	CA919940020CA1 (LAPSED)	2135508	11/03/98
CA	YOR920010216CA1 (LAPSED)	2472750	02/03/09
CN	END919960134CN1 (LAPSED)	ZL98105317.3	01/29/03
DE	END919940020DE1 (LAPSED)	69503824.9	08/05/98
DE	JP919900523DE1 (LAPSED)	69205134.1	09/27/95
FR	END919940020FR1 (ABANDONED)	678908	08/05/98
FR	JP919900523FR1 (LAPSED)	548603	09/27/95
GB	JP919900523GB1 (LAPSED)	548603	09/27/95
HK	END919970112HK1 (LAPSED)	HK1027903	04/07/06
HK	JP919980233HK1 (LAPSED)	HK1030385	03/18/05
IN	BUR919990187IN1 (LAPSED)	220109	05/15/08
JP	AUS920020580JP1 (LAPSED)	4047819	11/30/07
JP	CA919940020JP1 (LAPSED)	3202903	06/22/01
JP	END919940020JP1 (LAPSED)	2758373	03/13/98
JP	END919960134JP1 (LAPSED)	3224772	08/24/01
JP	END919980110JP1 (LAPSED)	3418972	04/18/03
JP	FIS919970180JP1 (LAPSED)	2994375	10/22/99
JP	FIS919970207JP1 (LAPSED)	3245122	10/26/01
JP	FIS919970269JP1 (LAPSED)	3127151	11/02/00
JP	JP919900523JP1 (LAPSED)	1975654	09/27/95
JP	JP919980117JP1 (LAPSED)	3407275	03/14/03
JP	JP919980233JP1 (LAPSED)	3074649	06/09/00
JP	JP919990032JP1 (LAPSED)	3066963	05/19/00
JP	JP920010068JP1 (LAPSED)	3910379	02/02/07
JP	YOR919930131JP1 (LAPSED)	3111010	09/14/00
JP	YOR919930131JP2 (LAPSED)	3771751	02/17/06
KR	BUR919990187KR1 (LAPSED)	406846	11/12/03
KR	END919940020KR1 (LAPSED)	167470	09/28/98
KR	END919950013KR1 (LAPSED)	257420	02/29/00
KR	END919960134KR1 (LAPSED)	303408	07/11/01
KR	END919970112KR1 (LAPSED)	353170	09/05/02
KR	FIS920030039KR1 (LAPSED)	647003	11/09/06
KR	JP919980233KR1 (ABANDONED)	353586	09/09/02
KR	YOR919960073KR1 (LAPSED)	267874	07/08/00
MY	BUR919990187MY1 (LAPSED)	MY-117703-A	07/31/04

21 of 23

MY	END919940020MY1 (ABANDONED)	MY-113781-A	05/31/02
MY	END919950013MY1 (LAPSED)	MY-127628-A	12/29/06
MY	END919950013MY2 (LAPSED)	MY-134089-A	11/30/07
MY	END919960134MY1 (LAPSED)	MY-118146-A	09/30/04
MY	END919970112MY1 (LAPSED)	MY-123455-A	05/31/06
MY	END919990034MY1 (LAPSED)	MY-127450-A	12/29/06
MY	END920010002MY1 (LAPSED)	MY-127824-A	12/29/06
MY	JP919980233MY1 (LAPSED)	MY-133211-A	10/31/07
PH	JP919980233PH1 (LAPSED)	1-2000-00363	07/08/05
SG	END919950064SG1 (LAPSED)	48462	10/16/01
SG	END919960134SG1 (LAPSED)	60206	10/16/01
SG	END920010002SG1 (LAPSED)	98273	02/28/06
SG	FIS920000060SG1 (LAPSED)	91918	06/30/05
SG	FIS920000247SG1 (LAPSED)	94868	04/30/03
SG	YOR919930131SG1 (LAPSED)	49985	02/22/99
SG	YOR920000417SG1 (LAPSED)	100834	08/31/05
SG	YOR920010216SG1 (LAPSED)	105199	08/31/06
TH	END919940020TH1 (LAPSED)	6875	06/26/97
TW	END919960134TW1 (LAPSED)	NI-095355	10/21/98
TW	END919970112TW1 (LAPSED)	NI-156558	09/24/02
TW	END919980110TW1 (LAPSED)	NI-135784	10/27/01
TW	END920010002TW1 (LAPSED)	NI-177961	09/09/03
TW	END920010108TW1 (LAPSED)	I232559	05/11/05
TW	YOR919960073TW1 (LAPSED)	NI-108520	03/09/00

Assigned Patent Applications

Country	IBM Docket Number	Application Serial Number	Filing Date
US	END919950064US1 (ABANDONED)	08/548893	10/26/95
US	END919950064US2 (ABANDONED)	08/874220	06/13/97
US	END919950064US4 (ABANDONED)	09/471520	12/23/99
US	FIS919970207US3 (ABANDONED)	09/887443	06/25/01
US	FIS920030419US1 (ABANDONED)	10/708887	03/30/04
US	FIS920080147US1 (COMPLETED)	61/151861	02/12/09
US	YOR919930131US1 (ABANDONED)	08/339609	11/15/94
US	YOR919960073US2 (ABANDONED)	09/474895	9/21/99
US	YOR919990194US2 (ABANDONED)	09/833949	04/12/01
US	YOR920030190US4 (ABANDONED)	12/113195	04/30/08
US	YOR920030286US2 (ABANDONED)	11/860270	09/24/07
BR	END919990034BR1 (LAPSED)	PI00048828	10/17/00
CA	BUR920070098CA1 (ABANDONED)	2708207	02/11/09
CZ	YOR920000417CZ1 (ABANDONED)	20032834	04/17/02
DE	END919950013DE1 (ABANDONED)	96305563.7	07/30/96
DE	YOR919930131DE1 (ABANDONED)	96303162	05/03/96
EP	END920010002EP1 (ABANDONED)	2710134.4	01/30/02
EP	FIS920030039EP1 (ABANDONED)	3790123.8	11/25/03
EP	YOR919930131EP1 (ABANDONED)	96303162	05/03/96
EP	YOR920000417EP1 (ABANDONED)	2725722.9	04/17/02
EP	YOR920010216EP1 (ABANDONED)	2798367.5	12/19/02
FR	END919950013FR1 (ABANDONED)	96305563.7	07/30/96
FR	YOR919930131FR1 (ABANDONED)	96303162	05/03/96
GB	END919950013GB1 (ABANDONED)	96305563.7	07/30/96
GB	YOR919930131GB1 (ABANDONED)	96303162	05/03/96

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HU	YOR920000417HU1 (ABANDONED)	P0303965	04/17/02
ID	JP919980233ID1 (ABANDONED)	P991195	12/27/99
IE	END919950013IE1 (ABANDONED)	96305563.7	07/30/96
JP	BUR919990187JP1 (ABANDONED)	2001-077127	03/16/01
JP	END919950064JP1 (ABANDONED)	08-244424	09/17/96
JP	YOR919960073JP1 (ABANDONED)	09-255321	09/19/97
JP	YOR920000417JP1 (ABANDONED)	2002-584388	04/17/02
KR	END920010108KR1 (ABANDONED)	2005-7000414	07/22/03
MY	END919960134MY2 (ABANDONED)	PI20040409	02/23/98
MY	END920010108MY1 (ABANDONED)	PI20032531	07/04/03
MY	FIS920040098MY1 (ABANDONED)	PI20053735	08/10/05
PCT	BUR920050306PCT1 (COMPLETED)	US2007/067449	04/26/07
PCT	BUR920070098PCT1 (COMPLETED)	US2009/033723	02/11/09
PCT	BUR920070130PCT1 (COMPLETED)	US2009/042206	04/30/09
PCT	BUR920070214PCT1 (COMPLETED)	US2009/033724	02/11/09
PCT	BUR920080142PCT1 (COMPLETED)	US2009/052643	08/04/09
PCT	BUR920080451PCT1 (COMPLETED)	US2011/020913	01/12/11
PCT	END919950037PCT1 (ABANDONED)	08/6/10307	06/13/96
PCT	END920010002PCT1 (COMPLETED)	GB02/000415	01/30/02
PCT	END920010108PCT1 (ABANDONED)	EP03/007980	07/22/03
PCT	FIS920030039PCT1 (COMPLETED)	US03/37952	11/25/03
PCT	YOR920000417PCT1 (COMPLETED)	US02/12207	04/17/02
PCT	YOR920010216PCT1 (COMPLETED)	EP02/014911	12/19/02
PH	END920010002PH1 (ABANDONED)	1-2003-500704	01/30/02
PH	FIS920030039PH1 (ABANDONED)	1-2005-501893	11/25/03
PH	JP919980233PH2 (ABANDONED)	1-2004-000330	08/06/04
PL	YOR920000417PL1 (ABANDONED)	P368078	04/17/02
SG	FIS920030039SG1 (ABANDONED)	200506739-2	11/25/03
TH	BUR919990187TH1 (ABANDONED)	63612	02/16/01
TH	END919970112TH1 (ABANDONED)	53540	10/26/99
TH	END919990034TH1 (ABANDONED)	60621	09/22/00
TH	END920010002TH1 (ABANDONED)	71359	01/24/02
TH	END920010108TH1 (ABANDONED)	83846	07/17/03
TH	FIS920030039TH1 (ABANDONED)	90137	04/12/04
TH	FIS920040098TH1 (ABANDONED)	103108	08/10/05
TH	JP919980233TH1 (ABANDONED)	55840	02/18/00
TH	YOR920000417TH1 (ABANDONED)	72306	03/13/02
TW	YOR920030190TW1 (ABANDONED)	94109282	03/25/05

END OF EXHIBIT J

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